UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    June 25, 2009

THE DIRECTV GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31945	52-1106564
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

    In connection with Chase Carey’s resignation as President and Chief Executive Officer of The DIRECTV Group, Inc. (the “Company”) effective at the close of business on June 30, 2009, Mr. Carey has entered into a written amendment dated June 25, 2009 to a written Rule 10b5-1 trading plan previously established on March 12, 2009, and currently in effect (the “March 2009 Plan”).  The purpose of the Amendment is to provide Mr. Carey with the ability to exercise his expiring options and sell the underlying stock prior to termination of the options on September 30, 2009.  The amendment to the March 2009 Plan (the “Amendment”) modifies the March 2009 Plan as follows:

•	The outside date for the Selling End Date under the March 2009 Plan is changed from November 15, 2009 to September 30, 2009 to reflect the date upon which the options will terminate.
•
The number of options that may be exercised pursuant to the March 2009 Plan is increased from a total of 764,296 to a total of 1,214,013 (after taking into account 400,000 options previously exercised pursuant to the March 2009 Plan).

•	Exercise of options and sale of shares under the March 2009 Plan are suspended until July 1, 2009.

The March 2009 Plan as modified by the Amendment is referred to herein as the “Amended Plan.”  Mr. Carey retains no discretion over the exercise of options or sales of stock under the Amended Plan and trades are executed through a broker in accordance with its terms at later dates and without regard to any subsequent material non-public information that Mr. Carey may receive.

Exercise of the options and sales of stock pursuant to the Amended Plan may commence July 1, 2009 and will continue under the terms and conditions of the Amended Plan until all the options are exercised and the acquired stock is sold or until September 30, 2009 whichever first occurs.

The remaining options subject to the Amended Plan are as follows:  371,040 options at an exercise price of $15.69; 146,115 options at an exercise price of $18.50; 561,982 options at an exercise price of $23.41; and 134,876 at an exercise price of $23.93.  Acquisition of stock through exercise of the options and the sale of such stock under the Amended Plan will be reported through Form 4 filings with the U.S. Securities and Exchange Commission.

    At the request of the Board of Directors of the Company, Mr. Carey is not resigning from the Board of Directors in connection with his resignation as President and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.
(Registrant)

Date: June 26, 2009	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President, Legal, Administration and Human Resources, General Counsel and Secretary